                                                                      EXHIBIT 99

                      [Devon Energy Corporation Letterhead]

                                  NEWS RELEASE

FOR IMMEDIATE RELEASE

CONTACT: ZACK HAGER
         INVESTOR RELATIONS
         (405) 552-4526

                      DEVON ENERGY REPORTS RECORD EARNINGS;
                        $200 MILLION BEFORE MERGER COSTS

OKLAHOMA CITY, OKLAHOMA, OCTOBER 26, 2000--Devon Energy Corporation (AMEX: DVN,
TSE: NSX) today reported the highest quarterly revenues, net earnings and earnings per share in the company's history. Record third quarter oil and gas production and higher product prices led to these achievements. For the quarter ended September 30, 2000, net earnings were $164.9 million or $1.27 per common share ($1.22 per diluted common share). Excluding the $57.2 million of one-time costs attributable to the merger with Santa Fe Snyder Corporation, third quarter earnings were $200.2 million or $1.55 per common share ($1.49 per diluted common share). This compares to third quarter 1999 net earnings of $50.9 million or 50 cents per common share (48 cents per diluted common share).

Net earnings for the first nine months of 2000 were $423.4 million or $3.27 per common share ($3.20 per diluted common share), also record highs. Excluding the $57.2 million of merger costs, earnings for the same period were $458.7 million or $3.55 per common share ($3.47 per diluted common share). This compares to a net loss of $229.1 million or $2.75 per basic and diluted common share in the first nine months of 1999. The 1999 loss was attributable to a $301.7 million after-tax full cost ceiling test adjustment incurred by Santa Fe Snyder prior to the merger with Devon.

BASIS OF PRESENTATION

         As a result of accounting for the August 2000 merger of Devon and Santa Fe Snyder as a "pooling-of-interests," financial statements for all periods presented represent the combined financial results of the two companies. The pooling-of-interests method of accounting requires the financial statements of all periods presented to be restated as if the companies had always been merged.

PRODUCTION AND PRICE GAINS DRIVE RECORD REVENUES

         Sales of Devon's oil, gas and natural gas liquids (NGLs) were up 85 percent in the third quarter of 2000 to $685.2 million. This compares with third quarter 1999 sales of oil, gas and NGLs of $371.1 million. Significant gains in both production and prices contributed to the increase in these revenues.

Total production of oil, gas and NGLs was up 21 percent over the third quarter of 1999 to 29.5 million barrels of oil equivalent (Boe). The increase in production resulted from acquisitions and drilling activity.

Oil, natural gas and NGLs prices were all dramatically higher in the third quarter of 2000 than in the same quarter a year ago. Devon's third quarter average oil price increased 33 percent from $19.59 per barrel in 1999 to $26.13 per barrel in 2000. The average price for Devon's natural gas production increased 69 percent from $2.14 per thousand cubic feet in 1999 to $3.62 per thousand cubic feet in 2000. The average price received for the company's NGLs increased 59 percent from $13.22 per barrel in 1999 to $21.00 per barrel in 2000.

HIGHER EXPENSES REFLECT EXPANDING OPERATIONS

         Increased production and revenues were accompanied by increased expenses. Total pre-tax expenses were $443.8 million in the third quarter of 2000, compared to $294.5 million in 1999. The 2000 amount includes $57.2 million of one-time merger costs related to the Santa Fe Snyder transaction. Despite higher pre-tax expenses, pre-tax earnings were up 230 percent in the third quarter to $271.1 million. Excluding merger costs, pre-tax earnings were $328.3 million -- a 300 percent increase over the third quarter of last year.

Lease operating expenses increased 38 percent in the most recent quarter to $114.0 million. Production taxes were up 100 percent to $26.3 million in the third quarter of 2000. Production taxes increase as oil and gas revenues rise.

Depreciation, depletion and amortization of property and equipment increased $34.2 million to $170.2 million in the third quarter of 2000. General and administrative expenses (G&A) decreased by $0.7 million to $25.3 million in the most recent quarter. Total third quarter financing costs increased by $4.0 million to $40.4 million in 2000.

INCOME TAXES

         Income tax expense for the most recent quarter was $106.2 million or 39 percent of pre-tax earnings. Third quarter 1999 income tax expense was $31.2 million or 38 percent of pre-tax earnings. Approximately $55.8 million of third quarter 2000 income tax expense was deferred, not requiring the use of cash.

Devon Energy Corporation is an independent energy company engaged in oil and gas property acquisition, exploration and production. Devon ranks among the top five U.S.-based independent oil and gas producers and is included in the S&P 500 Index. Approximately 76 percent of the company's proved reserves are located in North America. Also, Devon has significant international operations in Azerbaijan, Southeast Asia, South America and West Africa. Shares of Devon Energy Corporation trade on the American Stock Exchange under the symbol DVN. Devon's exchangeable shares (resulting from Northstar, Devon's wholly-owned Canadian operating unit) trade on the Toronto Stock Exchange under the symbol NSX.

                          FINANCIAL INFORMATION FOLLOWS

                                         QUARTER ENDED SEPTEMBER 30,      NINE MONTHS ENDED SEPTEMBER 30,
                                     ---------------------------------   ----------------------------------
                                          POOLED(1) HISTORICAL(2)             POOLED(1) HISTORICAL(2)

PRODUCTION DATA (NET OF ROYALTIES)     2000        1999        1999        2000        1999        1999
                                     ---------   ---------   ---------   ---------   ---------   ---------
TOTAL PERIOD PRODUCTION
     Gas (Bcf)
       U.S.- Rocky Mountains              22.7        16.1         9.4        63.8        35.8        25.4
       U.S.- Permian/Mid-Continent        29.2        21.0        14.0        87.2        50.8        30.3
       U.S.- Gulf                         37.5        28.3        13.8       111.2        49.3        14.8
       Canada                             14.5        18.8        18.8        47.3        56.9        56.9
       Other International                 2.2         2.5          --         6.6         7.2          --
                                     ---------   ---------   ---------   ---------   ---------   ---------
         Total Gas                       106.1        86.7        56.0       316.1       200.0       127.4
                                     =========   =========   =========   =========   =========   =========

     Oil (MBbls)
       U.S.- Rocky Mountains               718         830         468       2,185       1,872       1,266
       U.S.- Permian/Mid-Continent       3,180       2,879       1,478      10,858       7,253       3,193
       U.S.- Gulf                        2,740       1,214         866       8,768       1,896         883
       Canada                            1,234       1,360       1,360       3,598       3,901       3,901
       Other International               2,275       2,224         153       6,832       6,462         153
                                     ---------   ---------   ---------   ---------   ---------   ---------
         Total Oil                      10,147       8,507       4,325      32,241      21,384       9,396
                                     =========   =========   =========   =========   =========   =========

     Natural Gas Liquids (MBbls)
       U.S.- Rocky Mountains               179         130         126         522         344         339
       U.S.- Permian/Mid-Continent         987         900         656       3,115       1,863       1,108
       U.S.- Gulf                          353         207         183       1,232         220         183
       Canada                              162         177         177         504         503         503
       Other International                   7           4          --          11          11          --
                                     ---------   ---------   ---------   ---------   ---------   ---------
         Total Natural Gas Liquids       1,688       1,418       1,142       5,384       2,941       2,133
                                     =========   =========   =========   =========   =========   =========

AVERAGE DAILY PRODUCTION
     Gas (Mcf)
       U.S.- Rocky Mountains           246,902     174,772     102,391     232,978     131,198      92,905
       U.S.- Permian/Mid-Continent     317,533     228,554     152,326     318,073     185,927     110,989
       U.S.- Gulf                      407,348     307,859     150,000     406,004     180,623      54,227
       Canada                          157,359     204,098     204,098     172,493     208,370     208,370
       Other International              24,272      27,207          --      24,051      26,385          --
                                     ---------   ---------   ---------   ---------   ---------   ---------
         Total Gas                   1,153,414     942,490     608,815   1,153,599     732,503     466,491
                                     =========   =========   =========   =========   =========   =========

     Oil (Bbls)
       U.S.- Rocky Mountains             7,804       9,022       5,087       7,974       6,857       4,637
       U.S.- Permian/Mid-Continent      34,565      31,293      16,065      39,628      26,568      11,696
       U.S.- Gulf                       29,783      13,196       9,413      32,000       6,945       3,234
       Canada                           13,413      14,783      14,783      13,131      14,289      14,289
       Other International              24,728      24,174       1,663      24,934      23,670         560
                                     ---------   ---------   ---------   ---------   ---------   ---------
         Total Oil                     110,293      92,468      47,011     117,667      78,329      34,416
                                     =========   =========   =========   =========   =========   =========

     Natural Gas Liquids (Bbls)
       U.S.- Rocky Mountains             1,946       1,413       1,370       1,905       1,260       1,242
       U.S.- Permian/Mid-Continent      10,728       9,783       7,130      11,369       6,824       4,059
       U.S.- Gulf                        3,837       2,250       1,989       4,496         806         670
       Canada                            1,761       1,924       1,924       1,839       1,842       1,842
       Other International                  76          43          --          40          40          --
                                     ---------   ---------   ---------   ---------   ---------   ---------
         Total Natural Gas Liquids      18,348      15,413      12,413      19,649      10,772       7,813
                                     =========   =========   =========   =========   =========   =========

(1) Devon and Santa Fe Snyder Corporation combined in accordance with the pooling-of-interests method of accounting. Under the pooling-of-interests method, financial statements for all periods presented are restated as if the companies had always been merged.

(2) Devon's historical results as reported prior to the August 2000 merger with Santa Fe Snyder.

                                                       QUARTER ENDED SEPTEMBER 30,        NINE MONTHS ENDED SEPTEMBER 30,
                                                 ------------------------------------   ------------------------------------
                                                        POOLED(1)        HISTORICAL(2)        POOLED(1)         HISTORICAL(2)
PRICE DATA                                           2000         1999        1999         2000         1999         1999
                                                 ----------   ----------   ----------   ----------   ----------   ----------
AVERAGE REALIZED PRICES (US$)
     Gas ($/Mcf)
       U.S.- Rocky Mountains                     $     3.15   $     1.98   $     1.87   $     2.69   $     1.88   $     1.82
       U.S.- Permian/Mid-Continent               $     3.90   $     2.48   $     2.62   $     3.23   $     2.05   $     2.21
       U.S.- Gulf                                $     4.26   $     2.52   $     2.54   $     3.37   $     2.27   $     2.49
       Canada                                    $     2.52   $     1.45   $     1.45   $     2.13   $     1.40   $     1.40
       Other International                       $     1.41   $     1.28   $       --   $     1.33   $     1.25   $       --
         All Gas                                 $     3.62   $     2.14   $     2.08   $     2.96   $     1.86   $     1.80

     Oil ($/Bbl)
       U.S.- Rocky Mountains                     $    32.52   $    19.59   $    19.85   $    27.50   $    16.55   $    16.00
       U.S.- Permian/Mid-Continent               $    22.48   $    20.21   $    19.78   $    23.66   $    15.84   $    16.43
       U.S.- Gulf                                $    28.12   $    20.97   $    21.87   $    26.24   $    18.00   $    21.69
       Canada                                    $    25.00   $    17.11   $    17.11   $    23.93   $    13.76   $    13.76
       Other International                       $    27.45   $    19.56   $     6.61   $    25.25   $    15.55   $     6.61
         All Oil                                 $    26.13   $    19.59   $    18.90   $    24.99   $    15.63   $    15.60

     Natural Gas Liquids ($/Bbl)
       U.S.- Rocky Mountains                     $    22.93   $    13.85   $    14.02   $    19.22   $    10.94   $    10.99
       U.S.- Permian/Mid-Continent               $    20.56   $    12.35   $    13.21   $     8.44   $    10.16   $    11.62
       U.S.- Gulf                                $    18.66   $    13.78   $    14.12   $    20.93   $    13.54   $    14.15
       Canada                                    $    26.88   $    16.23   $    16.23   $    25.57   $    12.79   $    12.79
       Other International                       $    16.57   $    24.50   $       --   $    19.64   $    18.18   $       --
         All Natural Gas Liquids                 $    21.00   $    13.22   $    13.91   $    19.75   $    10.99   $    12.01

AVERAGE BENCHMARK PRICES (US$)
     Gas ($/Mcf) - Texas Gulf Coast Index        $     4.14   $     2.50   $     2.50   $     3.30   $     2.08   $     2.08
     Gas ($/Mcf) - NYMEX                         $     4.27   $     2.60   $     2.60   $     3.41   $     2.17   $     2.17
     Oil ($/Bbl) - West Texas Intermediate       $    28.76   $    18.95   $    18.95   $    26.88   $    14.81   $    14.81

(1) Devon and Santa Fe Snyder Corporation combined in accordance with the pooling-of-interests method of accounting. Under the pooling of interests method, financial statements for all periods presented are restated as if the companies had always been merged.

(2) Devon's historical results as reported prior to the August 2000 merger with Santa Fe Snyder.

                                                       QUARTER ENDED SEPTEMBER 30,              NINE MONTHS ENDED SEPTEMBER 30,
                                                ----------------------------------------   -----------------------------------------
STATEMENT OF OPERATIONS  DATA (US$)                    POOLED (1)           HISTORICAL(2)          POOLED(1)           HISTORICAL(2)
(IN THOUSANDS, EXCEPT PER SHARE AND %              2000          1999           1999           2000          1999          1999
CHANGE DATA)                                    -----------   -----------   -------------   -----------   -----------  -------------
TOTAL REVENUES (NET OF ROYALTIES)               $   714,846   $   376,551   $     219,851   $ 1,903,200   $   749,329   $   411,429
     Oil sales                                      265,183       166,678          81,778       805,776       334,162       146,562
     Gas sales                                      384,542       185,719         116,619       936,628       371,957       229,557
     Natural gas liquids sales                       35,455        18,744          15,844       106,358        32,308        25,608
     Other                                           29,666         5,410           5,610        54,438        10,902         9,702

TOTAL PRE-TAX EXPENSES                          $   443,784   $   294,470   $     181,270   $ 1,198,089   $ 1,076,393   $   334,593
     Lease operating expenses                       114,035        82,846          45,846       337,922       198,666       100,366
     Production taxes                                26,252        13,151           7,051        66,242        25,366        13,466
                                                -----------   -----------   -------------   -----------   -----------   -----------
     Total production and operating expenses        140,287        95,997          52,897       404,164       224,032       113,832

     Depreciation, depletion and amortization
       of property & equipment                      170,151       135,977          85,477       507,654       255,798       154,798
     Amortization of goodwill                        10,364            --              --        31,057            --            --
     General and administrative expenses             25,304        26,038          19,338        74,177        52,813        32,513
     Merger costs                                    57,233            --              --        57,233        16,800
     Interest expense                                40,445        34,359          21,459       121,396        64,938        35,238
     Deferred effects of change in currency
       rates on subsidiary's long-term debt              --          (330)           (330)        2,408        (9,076)       (9,076)
     Distributions on preferred securities               --         2,429           2,429            --         7,288         7,288
     Reduction in carrying value of oil and
       gas properties                                    --            --              --            --       463,800            --

EARNINGS (LOSS) BEFORE INCOME TAXES
      AND EXTRAORDINARY ITEM                        271,062        82,081          38,581       705,111      (327,064)       76,836

TOTAL INCOME TAX EXPENSE (BENEFIT)                  106,150        31,229          14,129       281,678      (102,205)       30,195
     Current                                         50,403         1,073           4,573       122,908         5,475         8,875
Deferred                                             55,747        30,156           9,556       158,770      (107,680)       21,320

Earnings (Loss) Before Extraordinary Item           164,912        50,852          24,452       423,433      (224,859)       46,641
     Extraordinary Item                                  --            --              --            --        (4,200)           --

NET EARNINGS                                    $   164,912   $    50,852   $      24,452   $   423,433   $  (229,059)  $    46,641
                                                ===========   ===========   =============   ===========   ===========   ===========

NET EARNINGS APPLICABLE TO COMMON
   STOCKHOLDERS                                 $   162,479   $    49,635   $      23,235   $   416,132   $  (230,276)  $    45,424

EARNINGS PER COMMON SHARE
     Basic                                      $      1.27   $      0.50   $        0.39   $      3.27   $     (2.75)  $      0.87
                                                ===========   ===========   =============   ===========   ===========   ===========
     Diluted                                    $      1.22   $      0.48   $        0.38   $      3.20   $     (2.75)  $      0.86
                                                ===========   ===========   =============   ===========   ===========   ===========

WEIGHTED AVERAGE SHARES OUTSTANDING
     Basic                                          127,857        99,178          59,842       127,065        83,592        52,372
     Diluted                                        134,394       105,596          65,534       130,628        89,427        57,827

(1) Devon and Santa Fe Snyder Corporation combined in accordance with the pooling-of-interests method of accounting. Under the pooling-of-interests method, financial statements for all periods presented are restated as if the companies had always been merged.

(2) Devon's historical results as reported prior to the August 2000 merger with Santa Fe Snyder.

                                                                              POOLED(1)
                                                               -----------------------------------------
BALANCE SHEET DATA (US$)                                       SEPTEMBER 30,  DECEMBER 31,
(IN THOUSANDS, EXCEPT % CHANGE DATA)                              2000           1999         % CHANGE
                                                               ------------   -----------    -----------
TOTAL ASSETS                                                   $ 6,570,516    $ 6,096,360              8%
     Cash and cash equivalents                                     178,647        173,167              3%
     Other current assets                                          605,839        417,127             45%
                                                               -----------    -----------
     Total current assets                                          784,486        590,294             33%


     Property and equipment (net)                                4,755,529      4,423,420              8%
     Investment in Chevron Corporation common stock                604,630        614,382             -2%
     Goodwill, net of amortization                                 299,661        322,800             -7%
     Other assets                                                  126,210        145,464            -13%

TOTAL LIABILITIES                                              $ 3,654,335    $ 3,622,540              1%
     Current liabilities                                           611,388        467,344             31%
     Other liabilities                                             180,411        262,310            -31%
     Debentures exchangeable into shares of
       Chevron Corporation common stock                            760,313        760,313             --%
     Senior Convertible Debentures                                 356,270             --             NM
     Other long-term debt                                        1,085,554      1,656,208            -34%
     Deferred revenue                                              129,744        104,800             24%
     Deferred income taxes                                         530,655        371,565             43%

STOCKHOLDERS' EQUITY                                           $ 2,916,181    $ 2,473,820             18%

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                       $ 6,570,516    $ 6,096,360              8%

COMMON SHARES OUTSTANDING                                          128,261        126,323              2%

                                                                     NINE MONTHS ENDED SEPTEMBER 30,
                                                               --------------------------------------------
STATEMENT OF CASH FLOWS DATA (US$)                                               POOLED (1)
                                                               --------------------------------------------
(IN THOUSANDS, EXCEPT % CHANGE DATA)                              2000           1999              % CHANGE
                                                               ------------   -----------          --------
CASH FLOWS FROM OPERATING ACTIVITIES
     Net earnings (loss)                                       $   423,433    $  (229,059)            NM
     Depreciation, depletion and amortization of property
       and equipment                                               507,654        255,798             98%
     Amortization of goodwill                                       31,057             --             NM
     Reduction in carrying value of oil and gas properties              --        463,800             NM
     Deferred income taxes (benefit)                               157,629       (107,680)            NM
     Other                                                          (2,834)        (7,295)           -61%
     Changes in assets and liabilities net of
       effects in acquisitions of businesses                        16,451         39,627            -58%
                                                               -----------    -----------
         NET CASH PROVIDED BY OPERATING ACTIVITIES             $ 1,133,390    $   415,191            173%

CASH FLOWS FROM INVESTING ACTIVITIES
     Capital Expenditures                                         (947,974)      (430,431)           120%

     Payment made for acquisition of producing properties,
       net of cash required                                             --       (278,388)            NM
     Other                                                          56,640         65,161            -13%
                                                               -----------    -----------
         NET CASH USED IN INVESTING ACTIVITIES                 $  (891,334)   $  (643,658)            38%

CASH FLOWS FROM FINANCING ACTIVITIES
         NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES   $  (235,464)   $   608,009             NM

(1) Devon and Santa Fe Snyder Corporation combined in accordance with the pooling-of-interests method of accounting. Under the pooling-of-interests method, financial statements for all periods presented are restated as if the companies had always been merged.